SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    Form 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 19, 2002




                             NBG RADIO NETWORK, INC.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)



                                     Nevada
                     ---------------------------------------
                 (State or other jurisdiction of incorporation)


          0-24075                                             88-0362102
--------------------------                           ---------------------------
 (Commission File Number)                             (IRS Employer
                                                         Identification Number)


   520 SW Sixth Avenue, Suite 750, Portland, Oregon               97204
  ------------------------------------------------------------------------
     (Address of Principal Executive Offices)                  (Zip Code)


                                 (503) 802-4624
                     ---------------------------------------
              (Registrant's telephone number, including area code)

ITEM 4.

Enclosed as Exhibit 16.1 is a letter from Moss Adams, LLP confirming its agreement with the statements made by NBG Radio Network, Inc. in Item 4 of the Form 8-K filed on November 7, 2002.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NBG RADIO NETWORK, INC.
                                            (Registrant)


Date:  November 19, 2002                    By: /s/ JOHN A. HOLMES
                                                --------------------------------
                                                John A. Holmes
                                                Chief Executive Officer

Exhibit 16.1


Securities and Exchange Commission
Washington, DC 20549

Gentlemen:

We were previously principal accountants for NBG Radio Network, Inc. (the Company) and on February 21, 2002, we reported on the consolidated financial statements of NBG Radio Network, Inc., as of November 30, 2001 and 2000, and for each of the years in the two-year period ended November 30, 2001. On November 5, 2002, we notified the Company of our decision to decline to stand for re-election as principal accountants of the Company. We have read the Company's statements included under Item 4 of its Form 8-K for November 7, 2002, and we agree with such statements.


/s/ MOSS ADAMS, LLP
Portland, Oregon
November 12, 2002